DAL INVESTMENT COMPANY


                                      FUND*X
                                 UPGRADER FUNDS


                               FundX Upgrader Fund
                         FundX Aggressive Upgrader Fund
                        FundX Conservative Upgrader Fund
                           FundX Flexible Income Fund

                   series of Professionally Managed Portfolios



     FundX Upgrader Fund, FundX Aggressive Upgrader Fund, and FundX Conservative Upgrader Fund are each mutual funds that seek long-term capital appreciation. FundX Flexible Income Fund is a mutual fund that seeks to generate total return, which is capital appreciation plus current income. Each Fund will pursue its objectives by investing exclusively in shares of other mutual funds. DAL Investment Company, LLC is the investment advisor to the Funds.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   The date of this Prospectus is July 1, 2002



                                Table of Contents

   AN OVERVIEW OF THE FUNDS: RISK/RETURN SUMMARY...............................3
   INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES...................7
   PRINCIPAL RISKS OF INVESTING IN THE FUNDS..................................12
   INVESTMENT ADVISOR TO THE FUNDS............................................16
   SHAREHOLDER INFORMATION....................................................17
   DIVIDENDS AND DISTRIBUTIONS................................................22
   TAXES......................................................................22
   FINANCIAL HIGHLIGHTS.......................................................23
   PRIVACY NOTICE..............................................INSIDE BACK COVER


More detailed information on all subjects covered in this Prospectus is contained in the Funds' Statement of Additional Information ("SAI"). Investors seeking more in-depth explanations of the contents of this Prospectus should request the SAI and review it before purchasing shares of the Funds. The Funds have not authorized others to provide additional information. The Funds do not authorize the use of this Prospectus in any state or jurisdiction in which such offering may not legally be made.


                  An Overview of the Funds: Risk/Return Summary

What are the Funds' Investment Objectives?

The investment objective of the FundX Upgrader Fund is to maximize capital appreciation over the long term without regard to income.

The investment objective of the FundX Aggressive Upgrader Fund ("Aggressive Fund") is to maximize capital appreciation over the long term without regard to income.

The investment objective of the FundX Conservative Upgrader Fund ("Conservative Fund") is to obtain capital appreciation over the long term while at times providing a low level of current income to reduce portfolio volatility.

The investment objective of the FundX Flexible Income Fund ("Flexible Income Fund") is to generate total return, which is capital appreciation plus current income.

What are the Funds' Principal Investment Strategies?

While the Funds each possess their own investment objective, each Fund seeks to achieve its investment objective by investing primarily in no-load and load-waived mutual funds, sometimes referred to in this Prospectus as the "Underlying Funds." Some of the Underlying Funds primarily invest in particular types of securities (e.g., equity or fixed-income securities), some concentrate in certain industries or sectors, and others invest in a variety of securities. Furthermore, various Underlying Funds may emphasize either value or growth styles of investing or a combination.

Consistent with each Fund's investment objective, the investment advisor to the Funds, DAL Investment Company, LLC (the "Advisor") uses an "Upgrading" investment strategy to choose and manage the Underlying Funds. The Advisor believes that the best investment returns can be attained by continually upgrading assets into what it determines to be the top performing funds within a given style and risk class, and staying with those funds as long as they continue providing superior results. (Please see "Investment Objectives and Principal Investment Strategies.")

Because each of the Funds will bear its share of the fees and expenses of the Underlying Funds, you will pay higher expenses than would be the case if you made a direct investment in the Underlying Funds.

What are the Principal Risks of Investing in the Funds?

There is the risk that you could lose money on your investment in a Fund and no Fund can give any assurance that it will meet its investment objective. The following risks could affect the value of your investment:

o Market Risk - The value of a Fund's shares will go up and down based on the performance of the mutual funds it owns and other factors affecting the securities markets generally.

o Price Volatility - The Underlying Funds invest primarily in common stocks and the market for these securities can be volatile. The value of a Fund's shares may fluctuate significantly in the short term.

o Management Risk - The risk that investment strategies employed by the Advisor in selecting the Underlying Funds and those used by the Underlying Funds in selecting investments--including the ability of the investment advisory organizations that manage the Underlying Funds to assess economic conditions and investment opportunities--may not result in an increase in the value of your investment or in overall performance equal to other investments.

o Foreign Securities Risk - At times, Underlying Funds held in one or more of a Fund's portfolio may have significant investments in foreign securities. Foreign investments by the Underlying Funds involve additional risks, including changing currency values, different political and regulatory environments and other overall economic factors in the countries where the Underlying Funds invest.

o Non-Diversification Risk - Underlying Funds that are non-diversified may invest a larger percentage of their assets in individual companies than a mutual fund that is diversified. This may result in a Fund's share price being more volatile than if it did not invest in non-diversified Underlying Funds.

The Aggressive Fund is subject to the following additional principal risks.

o Short Sales Risk - At times, some of the Underlying Funds will engage in short sales which may result in a fund's investment performance suffering if it is required to close out a short position earlier than it had intended.

o Emerging Markets Risk - Some of the Underlying Funds may invest in issuers located in emerging markets, which are the markets of countries in the initial stages of their industrialization cycles with low per capita income. All of the risks of investing in foreign securities are heightened by investing in emerging markets. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

In addition, the FundX Upgrader Fund, the Aggressive Fund and the Conservative Fund are subject to the following additional principal risks:

o Small Company Risk - Securities of small companies involve greater risk than investing in larger companies because they can be subject to more abrupt or erratic share price changes than larger companies.

o Concentration Risk - To the extent Underlying Funds concentrate their investments in a particular industry or sector, the Fund's shares may be more volatile and fluctuate more than shares of a fund investing in a broader range of securities.

The FundX Upgrader Fund, the Conservative Fund and the Flexible Income Fund are also subject to additional principal risk:

o Interest Rate and Credit Risk - These risks apply to the extent the Underlying Funds hold fixed-income securities. Interest rates may go up resulting in a decrease in the value of the securities held by the Underlying Funds. Longer maturities generally involve greater risk than shorter maturities. Issuers of fixed-income securities might be unable to make principal and interest payments when due. A Fund may invest directly in Underlying Funds that focus on or that may have a portion of their portfolios invested in securities rated below investment grade. The value of fixed-income securities that are rated below investment grade are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer.

o High Yield Risk - The value of fixed-income securities that are rated below investment grade are subject to additional risk factors such as increased possibility of default. Additionally, these instruments are generally unsecured and may be subordinated to other creditor's claims.

Who may want to Invest in the Funds?

The FundX Upgrader Fund may be appropriate for long-term investors who are willing to accept an above-average level of market risk associated with investing in a portfolio that depends largely on the value of common stock holdings. This Fund may not be appropriate for investors seeking regular income or stability of principal or those pursuing a short-term goal.

The Aggressive Fund may be appropriate for long-term investors who are willing to accept a considerable level of market risk associated with investing in a portfolio that depends exclusively on the value of common stock holdings concentrated in one or more sectors or industries. This Fund may not be appropriate for investors seeking regular income or stability of principal or those pursuing a short-term goal.

The Conservative Fund may be appropriate for long-term investors who are willing to accept an average level of market risk associated with investing in a portfolio that depends largely on the value of common stock holdings and some fixed-income investments. This Fund may not be appropriate for investors primarily seeking regular income or stability of principal or those pursuing a short-term goal.

The Flexible Income Fund may be appropriate for investors seeking growth of capital and current income consistent with the assumption of a low to moderate level of market risk associated with investing in a portfolio that depends largely on the value of fixed-income securities. This Fund may not be appropriate for investors seeking capital appreciation or to avoid current income.

What is the Funds' Investment Performance?
Because the Funds have been in operation for less than a full calendar year, their total return bar charts and performance tables have not been included here.

What are the Fees and Expenses Associated with Investing in the Funds?
The tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.

Shareholder Fees                                                            None
(fees paid directly from your investment)

                                                                             FundX

Annual Fund Operating Expenses(1)               Upgrader        Aggressive       Conservative      Flexible
(expenses that are deducted from Fund assets)     Fund        Upgrader Fund     Upgrader Fund     Income Fund
                                                ------------- ----------------- ----------------- --------------
Management Fee                                     1.00%           1.00%             1.00%            0.70%
Distribution (Rule 12b-1) Fees(2)                  0.00%           0.00%             0.00%            0.00%
Other Expenses(3)                                  1.25%           1.44%             1.44%            1.44%
                                                   -----           -----             -----            -----
Total Annual Fund Operating Expenses               2.25%           2.44%             2.44%            2.14%
        Less Expense Reimbursement                -0.75%          -0.94%            -0.94%           -1.15%
                                                   ------          ------            ------          ------
Net Annual Fund Operating Expenses(4)              1.50%           1.50%             1.50%            0.99%
                                                   =====           =====             =====            =====

---------------

(1) To the extent that a Fund invests in other mutual funds, the Fund will indirectly bear its proportionate share of any fees and expenses paid by such funds in addition to the fees and expenses payable directly by the Fund. Therefore, to the extent that a Fund invests in other mutual funds, the Fund will incur higher expenses than indicated in the table above or example below. For each Fund, the actual expenses are expected to vary with changes in the allocation of each Fund's assets among the various Underlying Funds in which each Fund invests.
(2) The Funds have not implemented a distribution plan pursuant to Rule 12b-1. Each Fund may, however, invest in Underlying Funds that charge 12b-1 fees.
(3) Other Expenses are estimated for the first fiscal year of each Fund.
(4) The Advisor has contractually agreed to reduce its fees and/or pay expenses of each Fund for at least the period shown in the Example below and for an indefinite period thereafter to ensure that Total Fund Operating Expenses will not exceed the net expense amount shown. The Advisor may be reimbursed for any waiver of its fees or expenses paid on behalf of a Fund if the Fund's expenses are less than the limit agreed to by the Fund. The Trustees may terminate this expense reimbursement arrangement at any time but the Advisor may not do so without the approval of the Trustees. The Advisor intends that the total expenses of the Underlying Funds in which the Funds invest will range from 0.25% and 2.83%. However, because the Advisor selects Underlying Funds without regard to expense (see "Investment Objectives and Principal Investment Strategies"), the range of actual expenses of the Underlying Funds are expected to vary with changes in the allocation of each Fund's assets among various Underlying Funds, and may be more or less than the range shown above.

Example

The Example below is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under the assumptions, your costs would be:


-------------------------------- ------------- ----------------- ------------- ---------------
Fund                                1 Year         3 Years         5 Years        10 Years
-------------------------------- ------------- ----------------- ------------- ---------------
FundX Upgrader Fund                  $153            $474            $818          $1,791
FundX Aggressive Upgrader Fund       $153            $474            N/A            N/A
FundX Conservative Upgrader Fund     $153            $474            N/A            N/A
FundX Flexible Income Fund           $101            $315            N/A            N/A
-------------------------------- ------------- ----------------- ------------- ---------------


            Investment Objectives and Principal Investment Strategies

As noted in the "An Overview of the Funds" section of the Prospectus, each Fund pursues its own investment objective.

The investment objective of the FundX Upgrader Fund is to maximize capital appreciation over the long term without regard to income.

The investment objective of the Aggressive Fund is to maximize capital appreciation over the long term without regard to income.

The investment objective of the Conservative Fund is also to obtain capital appreciation over the long term, but with a goal of reducing the volatility of the fund, and will at times provide a low level of current income.

The investment objective of the Flexible Income Fund is to generate total return, which is capital appreciation plus current income.


Each Fund seeks to achieve its investment objective by investing primarily in no-load and load-waived Underlying Funds. Although each Fund primarily invests in no-load and load-waived mutual funds, the Funds are not precluded from investing in Underlying Funds with sales-related expenses and or service fees in excess of 0.25%. Each Fund will invest primarily in other mutual funds that have an investment objective similar to the Fund's, or that otherwise are permitted investments under the Fund's investment policies described herein. Nevertheless, the mutual funds purchased by a Fund likely will have certain investment policies, and use certain investment practices that may be different from those of the Fund and not described herein. These other policies and practices may subject the other funds' assets to varying or greater degrees of risk.


In selecting investments for the Funds' portfolios, the Advisor employs an "Upgrading" investment strategy. The Advisor believes that the best investment returns can be attained by continually upgrading assets into what it determines to be the current top performing funds within a given style and risk class. Continually upgrading refers to the ongoing process of (1) classifying funds by risk, (2) ranking the funds based on performance using the Advisor's proprietary methodology, and (3) adjusting a Fund's portfolio holdings to upgrade from under-performing funds to those that rank higher as a result of this analysis. The Advisor's Upgrading investment strategy is a systematic method of following market leadership that has been developed and refined by the Advisor over the past 32 years. Upgrading is based upon the observation that few, if any, money managers consistently excel. The Advisor believes that every professional money manager has a particular style that works well in some, but not all market environments. Market leadership rotates between large-cap and small-cap stocks, growth and value styles of investing, international and domestic areas, etc. Leadership changes because economic conditions change. But based on the Advisor's observations, most fund managers don't change their particular styles when the market leadership changes.

The Advisor's approach is to combine the talents and research of those it believes to be the country's leading money managers to seek superior returns. The Upgrading system is designed to be a logical system of investing with top Underlying Funds while they are performing well, and then moving to others when the Advisor believes the original choices are no longer the best. The Advisor believes this continuous process can provide an effective way to participate successfully in a broad range of opportunities as they develop. This strategy is effective only because of minimal, if any, transaction costs using no-load or load-waived funds.

The Advisor's Upgrading strategy has been featured in Money, Barron's, Forbes, Business Week, Personal Finance, Financial World, and MSN/CBS Investing.com.

The Advisor has observed a great diversity of performance returns, typically with only a small percentage of money managers ever invested in the right sectors of the equity market at the right time. Since market leadership is forever rotating, the Advisor moves incrementally toward the top ranked funds by progressively selling the lower ranked funds and reinvesting in the new leaders. In the Advisor's view, the no-load advantage, properly used, makes it possible to succeed with the best mutual funds while they are performance leaders. Making investment decisions based on near-term performance, however, exposes the Funds to the risk of buying Underlying Funds immediately following a sudden brief surge in performance, which may be followed by a subsequent drop in market value. Further, focusing on current market leaders might expose the Funds to the risk of becoming concentrated in particular investment styles, geographic regions or industry sectors at different times because those styles, regions or sectors are generating the best current performance.

In general, the Advisor selects mutual funds that the Advisor believes offer above-average prospects for achieving their goals of either capital growth or capital preservation. The Advisor believes such funds can be identified primarily through current performance. Prospective funds are first classified based on risk, as measured by historical performance, with a focus on downside records, and then ranked based on recent performance. The Advisor believes that investing in other mutual funds will provide the Fund with opportunities to achieve greater diversification of portfolio securities and investment techniques than the Fund could achieve by investing directly in individual portfolio securities.

Since 1976, the Advisor has published a monthly newsletter, NoLoad Fund*X, providing performance data on over 750 funds, including FundX Scores and Ranks. Although the Underlying Funds purchased for the Funds will generally also be highly ranked in NoLoad Fund*X, the Advisor may also invest in funds not included in the newsletter, such as institutional or other mutual funds not available to the general public but available to the Advisor.

The Advisor uses a proprietary system as its primary screen to classify funds according to risk based primarily on their historical performance, with emphasis on their downside records. As its secondary selection process, the Advisor then scores and ranks the funds by its proprietary system based on one-month, three-month, six-month, and twelve-month total returns. Five different classes of funds are categorized based on different risk characteristics, which include:

       ------------------ ------------------------------------------
       Class              Risk Profile
       ------------------ ------------------------------------------
       Class 1            Most Speculative Funds
       Class 2            Speculative Funds
       Class 3            High Quality Growth Funds
       Class 4            Total Return Funds
       Class 5            Fixed-Income Funds
       ------------------ ------------------------------------------


The Underlying Funds in which the Funds invest are principally chosen from the above five categories as described in more detail in "More on the Advisor's Classification Process" on page 15 of this Prospectus.


The Funds

FundX Upgrader Fund

Under normal market conditions, the FundX Upgrader Fund will typically maintain a core holding of Class 3 funds. However, at the Advisor's discretion, the Fund may invest a portion of the Fund's portfolio in other Classes when the Advisor either perceives greater potential returns by taking additional risk in Class 1 or Class 2 funds, or believes the market dictates that the Fund should be more defensive and hold Class 4 funds. While the Underlying Funds in Class 3 will generally invest in equity securities of U.S. and foreign companies with a wide range of market capitalization, the Class 1 and 2 funds may tend to have concentrated positions within certain sectors or industries or may be heavily invested in companies with small market capitalization. The Advisor considers Underlying Funds whose holdings have an average market capitalization of over $7.5 billion to be large capitalization funds, $2.5 billion to $7.5 billion to be medium capitalization funds, and $2.5 billion or less to be small capitalization funds.
--------------------------------------------------------------------------------
The term Investment Grade refers to the credit quality of fixed-income securities as established by a recognized rating agency, such as the S&P.
--------------------------------------------------------------------------------

At times the Fund may have exposure to Class 4 funds, with investment objectives that incorporate both income and capital appreciation (i.e., balanced funds), or fixed-income funds with varying maturities (e.g., long-term, intermediate or short-term) and credit qualities (e.g., investment grade or non-investment grade). Investments in Class 4 funds are intended to reduce the risk and potential volatility of the underlying stocks held by the common stock funds in which the Fund will hold, although there can be no assurance that fixed-income fund holdings will be able to moderate risk in this manner. Although not its primary investment focus, the Fund may purchase shares of international and global Underlying Funds that invest in securities of companies located outside of the U.S. when they meet the Advisor's selective criteria. Such Underlying Funds may comprise between 0% to 40% of the Fund's portfolio. Investors should be aware that some domestic funds may also invest, to a limited degree, in international companies, and thus, at times, actual international or global exposure could be greater than 40% of the Fund's assets.


FundX Aggressive Upgrader Fund

Under normal market conditions, the Aggressive Fund will typically maintain a core holding of Class 3 funds. However, at the Advisor's discretion, the Fund may be invested as much as 100% in Underlying Funds from Classes 1 and 2. While the Underlying Funds in Class 3 will generally invest in equity securities of U.S. and foreign companies with a wide range of market capitalization, the Class 1 and 2 funds may tend to have concentrated positions within certain sectors or industries or may be heavily invested in companies with small market capitalization. In addition, some of the Underlying Funds in which the Aggressive Fund invests may engage in short sale transactions, where the Fund sells securities it does not own in anticipation of a decline in the value of securities, specific industries, or the market as a whole.

The Fund also may purchase shares of international and global Underlying Funds that invest in securities of companies located outside of the U.S., when they meet the Advisor's selective criteria. Furthermore, the Fund may also invest up to 50% of its assets in Underlying Funds that invest in the equity securities of companies located in countries considered to have emerging markets or developing economies. The Fund considers emerging markets countries to be those defined by the Morgan Stanley Capital International (MSCI) Index. Taken together, the Aggressive Fund's investments in foreign securities will not exceed 75% of the Aggressive Fund's portfolio. Investors should be aware that some domestic funds also may invest to a limited degree in international companies, and thus, at times, actual international or global exposure could be greater than 75% of the Fund's assets.

FundX Conservative Upgrader Fund


Under normal market conditions, the Conservative Fund will invest almost exclusively in shares of Class 3 and 4 funds. These Underlying Funds generally invest in equity securities of U.S. and foreign companies with a wide range of market capitalization. In addition, at times the Fund may have unlimited exposure to Class 4 funds, with investment objectives that incorporate both income and capital appreciation (i.e., balanced funds), or fixed-income funds with varying maturities (e.g., long-term, intermediate or short-term) and credit qualities (e.g., investment grade or non-investment grade). Investment in Class 4 funds is intended to reduce the risk and potential volatility of the underlying stocks held by common stock funds which the Fund will hold, although there can be no assurance that fixed-income fund holdings will be able to moderate risk in this manner.


Although not its primary investment focus, the Fund also may purchase shares of international and global Underlying Funds that invest in securities of companies located outside of the U.S., when they meet the Advisor's selective criteria. Such funds may comprise up to 30% of the Conservative Fund's portfolio. Investors should be aware that some domestic funds also may invest to a limited degree in international companies, and thus, at times, actual international or global exposure could be greater than 30% of the Fund's assets.

FundX Flexible Income Fund


Under normal market conditions, the Flexible Income Fund invests exclusively in shares of Class 4 and 5 funds. These underlying Funds will generally possess investment objectives that incorporate both income and capital appreciation (i.e., balanced funds), or fixed-income funds with varying maturities (e.g., long-term, intermediate or short-term) and credit qualities (e.g., investment grade or non-investment grade). Under many circumstances, the Flexible Income Fund will be invested in pure fixed-income funds that may include any type of fixed-income security (e.g., high-yield, convertible bonds, etc.). In fact, to best take advantage of the current economic and interest rate environment, it is anticipated that the Fund will actively vary its investments in fixed-income funds among those holding securities with disparate maturities and credit qualities.


By maintaining an emphasis on fixed-income allocations, the Advisor will cushion market volatility during periods of decline in the equity market. While the fixed-income component of the Flexible Income Fund may not strictly adhere to the "Upgrading" investment strategy, the Advisor will focus on those equity funds determined to be the current top performing funds within Class 4. It is possible that the Fund will, at times, gain some low to modest level of capital appreciation from its investments in equity funds.

All Funds

Please remember that the Funds are independent from any of the Underlying Funds in which they invest and have little voice in or control over the investment practices, policies or decisions of those Underlying Funds. If a Fund disagrees with those practices, policies or decisions, it may have no choice other than to liquidate its investment in that Underlying Fund, which may entail losses. An Underlying Fund may limit a Fund's ability to sell its shares of the Underlying Fund at certain times. In these cases, such investments will be considered illiquid and subject to the Fund's overall limit on illiquid securities. For example, no Underlying Fund is required to redeem any of its shares owned by a Fund in an amount exceeding 1% of the Underlying Fund's shares during any period of less than 30 days. As a result, to the extent that a Fund owns more than 1% of an Underlying Fund's shares, the Fund may not be able to liquidate those shares promptly in the event of adverse market conditions or other considerations. Also, the investment advisors of the Underlying Funds in which a Fund invests may simultaneously pursue inconsistent or contradictory courses of action. For example, one Underlying Fund may be purchasing securities of the same issuer whose securities are being sold by another Underlying Fund, with the result that the Fund would incur an indirect brokerage expense without any corresponding investment or economic benefit.

Furthermore, the Funds will normally invest only in Underlying Funds that do not impose up-front sales loads, deferred sales loads, distribution fees of more than 0.25% or redemption fees. If a Fund invests in an Underlying Fund that normally charges a sales load, it will use available sales load waivers and quantity discounts to eliminate the sales load.

Each Fund is actively managed and has no restrictions upon portfolio turnover. Each Fund's rate of portfolio turnover may be greater than that of many other mutual funds; though the Advisor does not anticipate that a Fund's annual portfolio turnover rate will regularly achieve portfolio turnover rates in excess of 150%. A high portfolio turnover rate (100% or more) may result in the realization and distribution to Fund shareholders of higher capital gains. This may mean that you would be likely to have a higher tax liability. A high portfolio turnover rate may also lead to higher transaction costs, which could negatively affect a Fund's performance.

For temporary defensive purposes under abnormal market or economic conditions, a Fund may hold all or a portion of its assets in money market instruments, money market funds or U.S. Government repurchase agreements. A Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. When a Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

Up to 25% of a Fund's assets may be invested in shares of a single Underlying Fund. A Fund may invest in Underlying Funds that are permitted to invest more than 25% of their assets in a single industry and may also invest in Underlying Funds that are themselves non-diversified.

                    Principal Risks of Investing in the Funds

Although the Funds principally invest in any number of Underlying Funds, this investment strategy does not eliminate investment risk. All investments in securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors. Therefore, the Funds cannot give any assurance that their investment objectives will be achieved. The following list sets forth more information about the principal risks that apply to the Funds. The following risks apply to each Fund unless otherwise noted.


MARKET RISK. The Funds' assets will be invested in Underlying Funds that themselves invest primarily in equity securities. The value of your investment in the Funds depends on the value of the Underlying Funds it owns. In turn, the value of each of the Underlying Funds depends on the market value of the equity securities in which it has invested. Fluctuations in the value of equity securities will occur based on the earnings of the issuing company and on general industry and market conditions. Equity markets can be volatile.


SMALL COMPANY RISK. To the extent that the FundX Upgrader Fund, the Aggressive Fund and the Conservative Fund invest in Underlying Funds that invest in small capitalization companies, your investment will be subject to small company risk
- the risk that, due to limited product lines, markets or financial resources, dependence on a relatively small management group or other factors, small companies may be more vulnerable than larger companies to adverse business or economic developments. Securities of small companies may be less liquid and more volatile than securities of larger companies or the market averages in general. In addition, small companies may not be as well-known to the investing public as large companies, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. In addition, the performance of an Underlying Fund may be adversely affected during periods when the smaller capitalization stocks are out-of-favor with investors, who may prefer to hold securities of large capitalization companies. The Advisor will attempt to hold small company funds only when small company stocks are outperforming large company stocks.

INTEREST AND CREDIT RISK. These risks apply to the extent that the Underlying Funds comprising the FundX Upgrader Fund, the Conservative Fund and the Flexible Income Fund's portfolios hold bonds and other fixed-income securities. Underlying Funds of this type invest a portion of their assets in bonds, notes and other fixed-income and convertible securities, as well as preferred stock. Generally, the value of a fixed-income portfolio will decrease when interest rates rise. Under these circumstances, an Underlying Fund's net asset value may also decrease. Also, fixed-income securities with longer maturities generally involve greater risk than securities with shorter maturities. In addition to interest rate risk, changes in the creditworthiness of an issuer of fixed-income securities and the market's perception of that issuer's ability to repay principal and interest when due can also affect the value of fixed-income securities held by an Underlying Fund.

HIGH-YIELD RISK. The Flexible Income Fund may invest in Underlying Funds that focus on investment in securities rated below investment grade. Furthermore, some Underlying Funds in which the FundX Upgrader Fund and the Conservative Fund may purchase may have a portion of their portfolios invested in such bonds. Fixed-income securities receiving the lowest investment grade rating may have speculative characteristics, and, compared to higher-grade securities, may have a weakened capacity to make principal and interest payments in economic conditions or other circumstances. High yield, high risk, and lower-rated securities are subject to additional risk factors, such as increased possibility of default, decreased liquidity, and fluctuations in value due to public perception of the issuer of such securities.

FOREIGN SECURITIES RISK. To the extent that one or more Underlying Funds invest in securities of foreign companies, your investment in the Fund is subject to foreign securities risks. These include risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks.

EMERGING MARKETS RISK. In addition to developed markets, the Underlying Funds in which the Aggressive Fund invests may invest in emerging markets, which are markets of countries in the initial stages of industrialization and that generally have low per capita income. In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

NON-DIVERSIFICATION RISK. Some of the Underlying Funds may be non-diversified under the Investment Company Act of l940 (the "1940 Act"). This means that there is no restriction under the 1940 Act on how much the Underlying Fund may invest in the securities of an issuer. Therefore, the value of the Underlying Fund's shares may be volatile and fluctuate more than shares of an Underlying Fund that invests in a broader range of issuers.


CONCENTRATION RISK. It is anticipated that the FundX Upgrader Fund, the Aggressive Fund and the Conservative Fund will invest in Underlying Funds with concentrated investments. In the case of an Underlying Fund that concentrates its investments in a particular industry or sector, events may occur that impact that industry or sector more significantly than the stock market as a whole. Furthermore, each industry or sector possesses particular risks that may not affect other industries or sectors.


DERIVATIVE RISK. Some Underlying Funds may use derivative instruments - so called because their value derives from the value of an underlying asset, currency or index. Investments in such Underlying Funds may involve the risk that the value of derivatives may rise of fall more rapidly than other investments, and the risk that an Underlying Fund may lose more than the amount invested in the derivative instrument in the first place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses.

SHORT SALE RISK. Some of the Underlying Funds in which the Aggressive Fund invests will engage in short sales which may result in a fund's investment performance suffering if it is required to close out a short position earlier than it had intended. This would occur if the lender required such fund to deliver the securities the fund borrowed at the commencement of the short sale and the fund was unable to borrow the securities from other securities lenders. Furthermore, until a fund replaces a security borrowed, or sold short, it must pay to the lender amounts equal to any dividends that accrue during the period of the short sale.

LEVERAGE RISK. Some Underlying Funds may borrow money for leveraging. Interest expenses may exceed the income from the assets purchased with such borrowings. While the interest obligation resulting from a borrowing will be fixed (although they may fluctuate with changing market rates of interest depending on the terms of the relevant agreement), the net asset value per share of the Underlying Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if it did not borrow funds.

                  More on the Advisor's Classification Process

The Advisor has constructed four risk classes for equity funds. Bond funds are grouped into a fifth class. Using broad categories allows the Advisor to have a full range of investment opportunities available to the Funds. For instance, rather than isolating international funds from domestic, the Advisor groups them with others with similar downside risk. This allows the best to rise to the top, whatever their investment approach might be. There is some overlap; occasionally you may find a Class 2 fund showing no more volatility than a typical Class 3 fund, for example. Furthermore, the Advisor occasionally re-classifies funds when new information indicates a change is in order. Overall, however, the classifications below provide a realistic indication of what we might expect from a fund.

Class 1: Growth - Most Speculative Stock Funds
Includes funds that focus on special investments, industries or market sectors. Class 1 funds may invest in small, new and/or unseasoned companies, many of which have high portfolio turnover. International funds may concentrate in a particular country or region, including "emerging markets" or economies not considered mature. These funds may use investing techniques such as leveraging, margin, short positions or use of derivative instruments such as options or futures in ways likely to increase volatility.

Class 2: Growth - Speculative Stock Funds
Includes funds invested in small or mid-sized companies. Many of these funds may lack diversification by focusing on a few industry sectors or concentrating their portfolios in a few individual holdings. These funds mostly hold common stocks but may contain convertible bonds or other instruments. These funds may have moderate to high portfolio turnover.

Class 3: Growth - Higher Quality Stock Funds
In general, Class 3 funds are comprised of diversified portfolios invested in well-established companies. Such portfolios may include some fixed-income instruments such as bonds, convertibles, preferred stock or cash and may have flexibility to move to large cash positions. International (foreign) or global (foreign and domestic) funds in this class tend to invest in larger companies in mature economies (e.g., Europe & Japan). Primary objectives among these funds include long-term growth with little emphasis on income.

Class 4: Total Return (or Balanced) Funds
These funds include a wide variety of investment strategies, usually including common stocks. Often these funds hold income-generating instruments to lower portfolio volatility. Some of these funds may use derivative instruments to a limited extent, specifically to lessen volatility, such as futures, put options or short selling.

Class 5: Fixed-Income - Bonds
In general, these funds have a primary objective of current income and preservation of capital. This class is divided into categories of fixed-income securities that are further divided by duration and maturity. It is not, however, the Advisor's intention to purchase funds to achieve a particular tax result.

                         Investment Advisor to the Funds

DAL Investment Company, LLC, the Advisor, is located at 235 Montgomery Street, Suite 1049, San Francisco, CA 94104. The Advisor has been providing investment advisory services to individual and institutional investors since 1969. The Advisor pioneered the use of no-load mutual funds for managing large personal, corporate and retirement accounts. The Advisor presently has assets under management of approximately $700 million. The Advisor supervises each Fund's investment activities and determines which investments are purchased and sold by the Funds. The Advisor also furnishes each Fund with office space and certain administrative services and provides most of the personnel needed by the Funds. For its services, the FundX Upgrader Fund, the Aggressive Fund and the Conservative Fund each pay the Advisor a monthly management fee that is calculated at the annual rate of 1.00% of the Fund's average daily net assets. The Flexible Income Fund pays the Advisor a monthly management fee that is calculated at the annual rate of 0.70% of the Fund's average daily net assets.

Investment decisions for each of the Funds are made by an investment committee consisting of senior portfolio managers and experienced investment professionals within the Advisor's organization. No one person is solely responsible for the day-to-day management of a Fund's portfolio.

Fund Expenses

Each Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce its fees and/or pay Fund expenses of each Fund for an indefinite period to ensure that Total Annual Fund Operating Expenses will not exceed 1.50% of average daily net assets for each of the FundX Upgrader Fund, the Aggressive Fund and the Conservative Fund, and 0.99% for the Flexible Income Fund. Any reduction in advisory fees or payment of expenses made by the Advisor is subject to reimbursement by a Fund if requested by the Advisor in subsequent fiscal years. Under the expense limitation agreement, the Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Trustees, who may terminate the reimbursement arrangement at any time. Each Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

                             Shareholder Information

Buying Fund Shares
To open an account, you must invest at least the minimum amount.
       Minimum                         To Open             To Add to
      Investments                   Your Account         Your Account
   -----------------------------   -------------        ---------------
   Regular Accounts                    $2,500                $100
   Retirement Accounts                 $1,000                $100

Shares of a Fund may be purchased by check or by wire transfer of funds through a bank or through one or more brokers authorized by the Funds to receive purchase orders. The minimum initial investment for regular accounts is $2,500 and for retirement accounts (IRAs, UGMA/UTMA accounts, SEP-IRAs, pension and profit sharing plans, etc.), is $1,000. Initial investments may be made in any amount in excess of this amount. After you have opened your Fund account, you may also make automatic subsequent monthly investments of $100 or more through an Automatic Investment Plan. A Fund may waive minimum investment requirements from time to time. To establish an automatic investment plan, the Fund requires a minimum initial investment of $500 for all accounts.

You may purchase shares of a Fund by check or wire. All purchases by check must be in U.S. dollars. The Funds are not required to issue share certificates. The Funds reserve the right to reject any purchase order, in whole or in part, if such rejection is in a Fund's best interest.

By Check


To open an account, complete the Account Application Form included with this Prospectus and send it together with your check for the amount you wish to invest in the Fund to the address below. To make additional investments once you have opened your account, write your account number on the check (made payable to the applicable Fund) and send it together with the most recent confirmation statement received from the Funds' transfer agent, U.S. Bancorp Fund Services, LLC ("Transfer Agent") and mail it together in the envelope provided with your statement or to the P.O. Box below. No third party checks or cash will be accepted. If your check is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.


  Regular Mail                               Overnight Delivery
  [Name of Fund]                             [Name of Fund]
  c/o U.S. Bancorp Fund Services, LLC        c/o U.S. Bancorp Fund Services, LLC
  P.O. Box 701                               615 E. Michigan Street, Third Floor
  Milwaukee, WI 53201-0701                   Milwaukee, WI  53202

NOTE: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.

By Wire

If you are making your first investment in a Fund, before you wire funds you should call the Transfer Agent at (866) 455-FUND [3863] between 9:00 a.m. and 4:00 p.m., Eastern time, on a day when the New York Stock Exchange ("NYSE") is open for trading to advise them that you are making an investment by wire. The Transfer Agent will ask for your name and the dollar amount you are investing. You will then receive your account number and an order confirmation number. You should then complete the Account Application Form included with this Prospectus. Include the date and the order confirmation number on the Account Application Form and mail the completed Account Application Form to the address at the top of the Account Application Form. Your bank should transmit immediately available funds by wire in your name to:

                  U.S. Bank, National Association
                  425 Walnut Street
                  Cincinnati, OH, 45202
                  ABA #:   042000013
                  Credit:           U.S. Bancorp Fund Services, LLC
                  Account #:        112-952-137
                  FFC:              [Name of Fund]
                                    Shareholder Registration
                                    Shareholder Account Number (if known)

If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. It is essential that your bank include complete information about your account in all wire instructions. If you have questions about how to invest by wire, you may call the Transfer Agent. Your bank may charge you a fee for sending a wire to a Fund.

You may buy and sell shares of a Fund through certain brokers (and their agents) that have made arrangements with the Funds to sell their shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next price calculated by the applicable Fund. The broker or agent holds your shares in an omnibus account in the broker or agent's name, and the broker or agent maintains your individual ownership records. The Funds may pay the broker or its agent for maintaining these records as well as providing other shareholder services. The broker or its agent may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of a Fund's prospectus.

Automatic Investment Plan

For your convenience, the Funds offer an Automatic Investment Plan. Under this Plan, after your initial investment, you authorize a Fund to withdraw from your personal checking account each month an amount that you wish to invest, which must be at least $100. If you wish to enroll in this Plan, complete the appropriate section in the Account Application Form. The Funds may terminate or modify this privilege at any time. You may terminate your participation in the Plan at any time by notifying the Transfer Agent in writing.

Retirement Plan

The Funds offer an Individual Retirement Account ("IRA") plan. You may obtain information about opening an account by calling (866) 455-FUND [3863]. If you wish to open another type of retirement plan, please contact the Distributor.

Selling (Redeeming) Fund Shares

You may sell (redeem) your Fund shares on any day the Fund and the NYSE are open for business either directly to a Fund or through your investment representative.

You may redeem your shares by simply sending a written request to the Transfer Agent. You should give the name of the Fund, your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration. You should send your redemption request to:

  Regular Mail                               Overnight Delivery
  [Name of Fund]                             [Name of Fund]
  c/o U.S. Bancorp Fund Services, LLC        c/o U.S. Bancorp Fund Services, LLC
  P.O. Box 701                               615 E. Michigan Street, Third Floor
  Milwaukee, WI 53201-0701                   Milwaukee, WI  53202



If you complete the Redemption by Telephone portion of the Account Application Form, you may redeem all or some of your shares by calling the Transfer Agent at
(866) 455-FUND [3863] between the hours of 9:00 a.m. and 4:00 p.m., Eastern time. Redemption proceeds may be processed on the next business day and mailed to the address that appears on the Transfer Agent's records. At your request, redemption proceeds may be wired on the next business day to the bank account you designated on the Account Application Form. The minimum amount that may be wired is $1,000. Wire charges, if any, will be deducted from your redemption proceeds. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request. If you have a retirement account, you may not redeem shares by telephone.


When you establish telephone privileges, you are authorizing the Funds and their Transfer Agent to act upon the telephone instructions of the person or persons you have designated on your Account Application Form. Redemption proceeds will be transferred to the bank account you have designated on your Account Application.

Before acting on instructions received by telephone, the Funds and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures will include recording the telephone call and asking the caller for a form of personal identification. If the Funds and the Transfer Agent follow these procedures, they will not be liable for any loss, expense, or cost arising out of any telephone transaction request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Funds may change, modify or terminate these privileges at any time upon at least 60 days' notice to shareholders.

You may request telephone transaction privileges after your account is opened by calling the Transfer Agent at (866) 455-FUND [3863] for instructions.

You may have difficulties in making a telephone transaction during periods of abnormal market activity. If this occurs, you may mail your transaction request in writing to the address noted above.

Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form as discussed in this Prospectus. If you made your first investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Account Application Form is received by a Fund. If you did not purchase your shares with a certified check or wire, a Fund may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

Each Fund may redeem the shares in your account if the value of your account is less than $5,000 as a result of redemptions you have made. This does not apply to retirement plan or UGMA/UTMA accounts. You will be notified that the value of your account is less than $5,000 before a Fund makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $5,000 before a Fund takes any action.

Each Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. The Funds do not expect to do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

To protect the Funds and their shareholders, a signature guarantee is required for all written redemption requests over $100,000. Signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution." These include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution that participates in a signature guarantee program. A notary public is not an acceptable guarantor.

How to Exchange Fund Shares

Shareholders of record, including financial institutions and intermediaries, may exchange shares of a Fund for shares of the other Fund on any business day by contacting the Transfer Agent directly. This exchange privilege may be changed or canceled by a Fund at any time upon 60 days written notice to its shareholders. Exercising the exchange privilege consists of two transactions: a sale of shares in one Fund and the purchase of shares in another. As a result, there may be tax consequences of the exchange. A shareholder could realize short- or long-term capital gains or losses. An exchange request received prior to the close of the NYSE will be made at that day's closing net asset value.

You may also exchange shares of any or all of an investment in the Funds for Class A shares of the First American Prime Obligations Fund (the "First American Fund"). This Exchange Privilege is a convenient way for you to buy shares in a money market fund in order to respond to changes in your goals or market conditions. Before exchanging into the First American Fund, you should read its prospectus. To obtain the First American Fund's prospectus and the necessary exchange authorization forms, call the Transfer Agent. This exchange privilege does not constitute an offering or recommendation on the part of the Funds or Advisor of an investment in the First American Fund.


You may exchange your shares by simply sending a written request to the Transfer Agent. Exchanges may be made in amounts of $1,000 or more and are generally made only between identically registered accounts unless a shareholder sends written instructions with a signature guarantee requesting otherwise. You should give your account number and the number of shares or dollar amount to be exchanged. The letter should be signed by all of the shareholders whose names appear on the account registration. If your account has telephone privileges, you may also exchange Fund shares by calling the Transfer Agent at (866) 455-FUND [3863] between the hours of 9:00 a.m. and 4:00 p.m., Eastern time, on any day the NYSE is open for regular trading. If you are exchanging shares by telephone, you will be subject to certain identification procedures that are listed under "Selling (Redeeming) Fund Shares" above.


Pricing Fund Shares

Shares of each Fund are sold at net asset value per share (NAV), which is determined by a Fund as of the close of regular trading (generally 4:00 p.m. Eastern time) on each day that the New York Stock Exchange (NYSE) is open for unrestricted business. A Fund's NAV, however, may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. Additionally, while a Fund does not expect to determine the NAV of its shares on any day when the NYSE is not open for trading (even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV per share), the NAV of a Fund's shares may be determined on days the NYSE is closed for business if the Board of Trustees decides it is necessary. Purchase and redemption requests are priced at the next NAV calculated after receipt of such requests made in accordance with the requirements of this Prospectus. The NAV is determined by dividing the value of a Fund's securities (consisting primarily of shares of other mutual funds), cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (assets - liabilities / number of shares = NAV). The NAV takes into account the expenses and fees of a Fund, including management, administration and other fees, which are accrued daily.

The assets of each Fund consist primarily, if not exclusively, of shares of Underlying Funds valued at their respective NAVs. There may be situations when a Fund is unable to receive an NAV from an Underlying Fund. In such case, shares of an Underlying Fund will be valued at its fair market value as determined in good faith by the Funds' Board of Trustees. The NAV of a Fund will fluctuate with the value of the securities held by the Underlying Funds in which it principally invests.

                           Dividends and Distributions

The Funds will make distributions of dividends and capital gains, if any, at least annually, typically in December. Each Fund may make another distribution of any additional undistributed capital gains earned during the 12-month period ended October 31.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date of the distribution.

                                      Taxes

Each Fund intends to make distributions of dividends and capital gains. Dividends are taxable to you as ordinary income. The rate you pay on capital gain distributions will depend on how long a Fund held the securities that generated the gains, not on how long you owned your Fund shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

By law, the Funds must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs a Fund to do so.

If you sell or exchange your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

                              Financial Highlights

This table shows the FundX Upgrader Fund's financial performance for the period shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. The FundX Upgrader Fund's financial statements are included in the Semi-Annual Report, which is available upon request. Because the Aggressive Fund, the Conservative Fund, and the Flexible Income Fund have recently commenced operations, there are no financial highlights available at this time.

For a capital share outstanding throughout the period


                                                                        Period Ended
                                                                     April 30, 2002 (1)
                                                                         (Unaudited)
                                                                     -----------------------
Net asset value, beginning of period                                       $25.00
                                                                           ------
Income from investment operations:
     Net investment income                                                  (0.05)(2)
     Net realized and unrealized gain on investments                         3.52
                                                                             ----
Total from investment operations                                             3.47
                                                                             ----
Less distributions:
     From net investment income                                             (0.19)
                                                                            ------
Net asset value, end of period                                             $28.28
                                                                           ======
Total return                                                                13.94% +

Ratios/supplemental data:
Net assets, end of period (thousands)                                    $150,390
Ratio of expenses to average net assets:
     Before expense reimbursement                                            1.50% **
     After expense reimbursement                                             1.50% **
Ratio of net investment income to average net assets
     After expense reimbursement                                            (0.40%) **

Portfolio turnover rate                                                     42.81%

**   Annualized

+    Not Annualized

(1)  Fund commenced operations on November 1, 2001
(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

                                 Privacy Notice

The Funds and the Advisor collect non-public information about you from the following sources:


o    Information we receive about you on applications or other forms,

o    Information you give us orally, and

o    Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.


                               FundX Upgrader Fund
                         FundX Aggressive Upgrader Fund
                        FundX Conservative Upgrader Fund
                           FundX Flexible Income Fund
         Each a series of Professionally Managed Portfolio (the "Trust")

For investors who want more information about the Funds, the following documents are available free upon request:

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds and is incorporated by reference into this Prospectus.

Annual and Semi-Annual Reports: Additional information about the FundX Upgrader Fund's investments is available in the Fund's semi-annual report to shareholders. Because the Aggressive Fund, the Conservative Fund, and the Flexible Income Fund have recently commenced operations, there are no annual or semi-annual reports available at this time. Once they become available, the Funds' annual and semi-annual reports will provide the most recent financial reports and portfolio investments. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during the last fiscal year.

You can get free copies of these documents, request other information and discuss your questions about the Funds by contacting the Funds at:


                                 [Name of Fund]
                       c/o U.S. Bancorp Fund Services, LLC
                                  P.O. Box 701
                            Milwaukee, WI 53201-0701
                        Telephone: (866) 455-FUND [3863]


You can review and copy information including the Funds' SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the Funds are also available:

o Free of charge from the Commission's EDGAR database on the Commission's Internet website at http://www.sec.gov., or

o For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or

o For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

                                                (1940 Act File Number 811-05037)